8-K FILED OCTOBER 26, 2016 THIRD QUARTER 2016 SUPPLEMENTAL FINANCIAL INFORMATION

1 FORWARD LOOKING STATEMENT This presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace, adverse actions of governmental and other third-party payers and the results from Laboratory Corporation of America Holdings’ (the “Company”) acquisition of Covance Inc. (“Covance”). Actual results could differ materially from those suggested by these forward- looking statements. Further information on potential factors that could affect the Company’s operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2015, including under the heading risk factors, and in the Company’s other filings with the SEC, as well as in the risk factors included in Covance’s filings with the SEC. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

2 USE OF ADJUSTED MEASURES The Company has provided in this presentation “adjusted” financial information that has not been prepared in accordance with GAAP, including Adjusted EPS, Adjusted Operating Income, and Free Cash Flow. The Company believes these adjusted measures are useful to investors as a supplement to, but not as a substitute for, GAAP measures, in evaluating the Company’s operational performance. The Company further believes that the use of these non-GAAP financial measures provides an additional tool for investors in evaluating operating results and trends, and growth and shareholder returns, as well as in comparing the Company’s financial results with the financial results of other companies. However, the Company notes that these adjusted measures may be different from and not directly comparable to the measures presented by other companies. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the tables accompanying this presentation.

3 LabCorp Diagnostics The LabCorp Diagnostics segment includes historical LabCorp business units, excluding its Clinical Trials operations (which are part of the Covance Drug Development segment), and including the Nutritional Chemistry and Food Safety operations acquired as part of the Covance acquisition. Covance Drug Development The Covance Drug Development segment includes historical Covance business units, excluding its Nutritional Chemistry and Food Safety operations (which are part of the LabCorp Diagnostics segment), and including the LabCorp Clinical Trials operations. OPERATING SEGMENT OVERVIEW

4 THIRD QUARTER CONSOLIDATED RESULTS(1) (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 18 – 21 3Q16 3Q15 % Change Net Revenue $2,372.7 $2,269.9 4.5% Adjusted Operating Income(2) (3) $404.0 $384.2 5.2% Adjusted Operating Margin 17.0% 16.9% 10 bps Adjusted EPS(2) (3) $2.25 $2.07 8.7% Operating Cash Flow $249.9 $288.0 (13.2%) Less: Capital Expenditures ($66.2) ($67.8) 2.4% Free Cash Flow $183.7 $220.2 (16.6%)

5 YEAR-TO-DATE CONSOLIDATED RESULTS(1) (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA) (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 18 – 21 (4) Operating cash flow for the first quarter of 2015 was negatively impacted by $153.5 million of non-recurring items related to the Covance acquisition (5) Adjusted for $153.5 million of non-recurring items related to the Covance acquisition in the first quarter of 2015 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Nine Months Nine Months Ended 9/30/16 Ended 9/30/15 % Change Net Revenue $7,049.9 $6,260.9 12.6% Adjusted Operating Income(2) (3) $1,202.4 $1,074.0 12.0% Adjusted Operating Margin 17.1% 17.2% (10 bps) Adjusted EPS(2) (3) $6.67 $5.94 12.3% Operating Cash Flow(4) $727.0 $597.8 21.6% Less: Capital Expenditures ($204.6) ($170.7) (19.9%) Free Cash Flow $522.4 $427.1 22.3% Free Cash Flow, Excluding Acquisition-Related Charges(5) $522.4 $580.6 (10.0%)

6 THIRD QUARTER PRO FORMA SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Adjusted Operating Income excludes amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 18 – 21 3Q16 3Q15 % Change Net Revenue LabCorp Diagnostics $1,671.8 $1,600.9 4.4% Covance Drug Development $701.1 $669.0 4.8% Total Net Revenue $2,372.7 $2,269.9 4.5% Adjusted Operating Income(2) (3) LabCorp Diagnostics $341.8 $318.5 7.3% Adjusted Operating Margin 20.4% 19.9% 50 bps Covance Drug Development $95.5 $96.9 (1.4%) Adjusted Operating Margin 13.6% 14.5% (90 bps) Unallocated Corporate Expense ($33.3) ($31.2) (6.7%) Total Adjusted Operating Income $404.0 $384.2 5.2% Total Adjusted Operating Margin 17.0% 16.9% 10 bps

7 YEAR-TO-DATE PRO FORMA SEGMENT RESULTS(1) (DOLLARS IN MILLIONS) (1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Adjusted Operating Income excludes amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures on slides 18 – 21 Pro forma results assume that the acquisition of Covance closed on January 1, 2015 Nine Months Nine Months Ended 9/30/16 Ended 9/30/15 % Change Net Revenue LabCorp Diagnostics $4,922.1 $4,659.2 5.6% Covance Drug Development $2,126.6 $1,937.3 9.8% Total Net Revenue $7,048.2 $6,596.5 6.8% Adjusted Operating Income(2) (3) LabCorp Diagnostics $1,005.1 $942.0 6.7% Adjusted Operating Margin 20.4% 20.2% 20 bps Covance Drug Development $306.2 $260.9 17.4% Adjusted Operating Margin 14.4% 13.5% 90 bps Unallocated Corporate Expense ($108.9) ($98.5) (10.6%) Total Adjusted Operating Income $1,202.4 $1,104.4 8.9% Total Adjusted Operating Margin 17.1% 16.7% 40 bps

8 SELECT FINANCIAL METRICS(1) (DOLLARS IN MILLIONS) 3Q15 4Q15 1Q16 2Q16 3Q16 Total Depreciation $72.2 $72.7 $75.9 $77.9 $78.0 Total Amortization(2) $44.9 $43.9 $44.3 $45.3 $41.1 Total Adjusted EBITDA(3) $459.1 $442.2 $450.7 $505.4 $485.0 Total Debt to Last Twelve Months Adjusted EBITDA(3) (4) 3.8x 3.6x 3.5x 3.3x 3.3x Total Net Debt to Last Twelve Months Adjusted EBITDA(3) (4) 3.4x 3.2x 3.1x 2.9x 3.0x (1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Excludes amortization of deferred financing fees (3) Adjusted EBITDA excludes restructuring and special items. Prior periods have been adjusted for the reclassification of certain gross receipts taxes from income tax expense to SG&A expense. See reconciliation on slide 17. (4) Leverage ratios in 2015 include Covance Adjusted EBITDA from the twelve months prior to the relevant period on a pro forma basis

9 COVANCE DRUG DEVELOPMENT: SELECT FINANCIAL METRICS (DOLLARS IN MILLIONS) 3Q15 4Q15 1Q16 2Q16 3Q16 Net Revenue $669 $691 $703 $722 $701 Net Orders $811 $816 $830 $818 $755 Ending Backlog $6,653 $6,738 $6,901 $7,061 $7,059 Quarter Net Book to Bill 1.21x 1.18x 1.18x 1.13x 1.08x Trailing Twelve Month Net Book-to-bill --- --- 1.18x 1.17x 1.14x

10 (1) Revenues recognized in over 30 currencies; the largest foreign currency accounts for less than 10% of total net revenue Segment Distribution LabCorp Diagnostics 70.5% Covance Drug Development 29.5% USA 81.0% Geographic Distribution Rest of World(1) 19.0% THIRD QUARTER 2016 NET REVENUE DISTRIBUTION

11 THIRD QUARTER 2016 FOREIGN EXCHANGE IMPACT TO NET REVENUE (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $2,373 4.5% Foreign Exchange Impact $11 0.5% Net Revenue, Constant Currency $2,384 5.0% LabCorp Diagnostics Net Revenue, as Reported $1,672 4.4% Foreign Exchange Impact $1 0.1% Net Revenue, Constant Currency $1,673 4.5% Covance Drug Development Net Revenue, as Reported $701 4.8% Foreign Exchange Impact $10 1.5% Net Revenue, Constant Currency $711 6.3%

12 YEAR-TO-DATE 2016 FOREIGN EXCHANGE IMPACT TO PRO FORMA NET REVENUE (DOLLARS IN MILLIONS) Year over Year Dollars % Growth Consolidated Net Revenue, as Reported $7,048 6.8% Foreign Exchange Impact $38 0.6% Net Revenue, Constant Currency $7,086 7.4% LabCorp Diagnostics Net Revenue, as Reported $4,922 5.6% Foreign Exchange Impact $14 0.3% Net Revenue, Constant Currency $4,936 5.9% Covance Drug Development Net Revenue, as Reported $2,127 9.8% Foreign Exchange Impact $24 1.2% Net Revenue, Constant Currency $2,151 11.0% Pro forma results assume that the acquisition of Covance closed on January 1, 2015

13 2016 FINANCIAL GUIDANCE Excluding the impact of amortization, restructuring and special items, guidance for 2016 is: Prior Guidance (assumes foreign exchange rates effective as of June 30, 2016) Current Guidance (assumes foreign exchange rates effective as of September 30, 2016) Total net revenue growth: 9.5% – 10.5%(1) 10.0% – 11.0%(2) LabCorp Diagnostics net revenue growth: 4.5% – 5.5%(3) 5.0% – 6.0%(4) Covance Drug Development net revenue growth: 7.0% – 9.0%(5) 7.5% – 9.0%(6) Adjusted EPS: $8.60 – $8.95 $8.70 – $8.90 Free cash flow: $900 Million – $950 Million $840 Million – $880 Million (1) Included the impact from approximately 50 basis points of negative currency. (2) Includes the impact from approximately 60 basis points of negative currency. (3) Included the impact from approximately 10 basis points of negative currency. (4) Includes the impact from approximately 30 basis points of negative currency. (5) Included the impact from approximately 110 basis points of negative currency. (6) Includes the impact from approximately 110 basis points of negative currency.

2015 PRO FORMA SEGMENT RECONCILIATION

(DOLLARS IN MILLIONS)

	1Q15	2Q15	3Q15	4Q15	FY15
LabCorp Diagnostics Adjusted Operating Income, as reported	$289.7	$337.0	$319.8	$293.3	$1,239.8
Reclassification of certain gross receipts taxes from income tax expense[1]	(1.5)	(1.8)	(1.3)	(1.3)	(5.8)
LabCorp Diagnostics Adjusted Operating Income, revised	$288.2	$335.2	$318.5	$292.0	$1,234.0
LabCorp Diagnostics Adjusted Operating Margin, revised	*19.4%*	*21.3%*	*20.0%*	*18.8%*	*19.9%*
Covance Drug Development Adjusted Operating Income, as reported	$74.2	$90.0	$97.0	$110.4	$371.5
Reclassification of certain gross receipts taxes from income tax expense[1]	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Covance Drug Development Adjusted Operating Income, revised	$74.1	$89.9	$97.0	$110.3	$371.2
Covance Drug Development Adjusted Operating Margin, revised	*11.9%*	*14.0%*	*14.5%*	*16.0%*	*14.1%*
Unallocated Corporate Expense	(31.3)	(35.8)	(31.3)	(35.6)	(134.0)
Adjusted Operating Income, revised	$331.0	$389.3	$384.2	$366.7	$1,471.2
Adjusted Operating Margin, revised	*15.7%*	*17.5%*	*16.9%*	*16.4%*	*16.6%*

(1) During the third quarter of 2016, the Company reclassified certain gross receipts taxes from its provision for income taxes to selling, general and administrative expenses. This revision impacts both segments' Adjusted Operating Income and Margin and was made for all periods presented, as shown above. These adjustments had no impact on reported net income or EPS.

14

LabCorp

2016 SEGMENT RECONCILIATION

(DOLLARS IN MILLIONS)

	1Q16	2Q16	3Q16	YTD16
LabCorp Diagnostics Adjusted Operating Income, as reported	$310.3	$356.5	$343.2	$1,009.9
Reclassification of certain gross receipts taxes from income tax expense[1]	(2.3)	(1.2)	(1.4)	(4.8)
LabCorp Diagnostics Adjusted Operating Income, revised	$308.0	$355.3	$341.8	$1,005.1
LabCorp Diagnostics Adjusted Operating Margin, revised	*19.4%*	*21.4%*	*20.4%*	*20.4%*
Covance Drug Development Adjusted Operating Income, as reported	$103.4	$107.8	$96.3	$307.4
Reclassification of certain gross receipts taxes from income tax expense[1]	(0.2)	(0.2)	(0.8)	(1.2)
Covance Drug Development Adjusted Operating Income, revised	$103.2	$107.6	$95.5	$306.2
Covance Drug Development Adjusted Operating Margin, revised	*14.7%*	*14.9%*	*13.6%*	*14.4%*
Unallocated Corporate Expense	(38.1)	(37.6)	(33.3)	(108.9)
Adjusted Operating Income, revised	$373.1	$425.3	$404.0	$1,202.4
Adjusted Operating Margin, revised	*16.3%*	*17.9%*	*17.0%*	*17.1%*

(1) During the third quarter of 2016, the Company reclassified certain gross receipts taxes from its provision for income taxes to selling, general and administrative expenses. This revision impacts both segments' Adjusted Operating Income and Margin and was made for all periods presented, as shown above. These adjustments had no impact on reported net income or EPS.

15

LabCorp

16 2016 IMPACT OF ADOPTION OF FASB ACCOUNTING STANDARD ON SHARE-BASED PAYMENT ACCOUNTING(1) (DOLLARS AND SHARES IN MILLIONS) (1) In the third quarter of 2016, the Company adopted the provision of the new FASB Accounting Standard on Share-Based Payment Accounting. The standard requires that companies recognize all income tax impacts of share-based payments in their provision for income taxes. Before adoption, this impact had been recorded as an adjustment of the Company's income tax liability and additional paid-in capital. The new standard also eliminates the use of estimated income tax impacts in the calculation of common stock equivalents in determining dilutive shares outstanding. Per the guidance in the new standard, the Company applied the standard retroactively to the beginning of 2016. The table above shows the reduction of income tax expense by quarter, along with the increase in the weighted average dilutive shares used in calculating EPS. 1Q16 2Q16 3Q16 YTD16 Reduction of provision for income taxes $(3.9) $(5.9) $(3.6) $(13.4) Increase in number of weighted-average dilutive shares outstanding 0.1 0.3 0.3 0.3 Net increase in Earnings Per Share as a result of adoption $0.03 $0.06 $0.02 $0.11

17 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – ADJUSTED EBITDA (DOLLARS IN MILLIONS) 3Q15 4Q15 1Q16 2Q16 3Q16 LabCorp Operating Income, as reported $309.4 $237.9 $302.0 $366.9 -- Reclassification of certain gross receipts taxes from income tax expense(1) (1.3) (1.4) (2.4) (1.4) -- LabCorp Operating Income, revised $308.1 $236.5 $299.5 $365.5 $324.0 Add: Restructuring and other special charges $26.3 $54.0 $19.2 $6.6 $22.8 Other special charges(2) $5.1 $32.4 $10.1 $7.9 $16.1 Depreciation $72.2 $72.7 $75.9 $77.9 $77.9 Amortization $44.9 $43.9 $44.3 $45.3 $41.1 Equity method income, net $2.1 $2.4 $1.4 $1.9 $2.6 Depreciation and amortization of equity method investments $0.5 $0.3 $0.3 $0.3 $0.5 Adjusted EBITDA $459.1 $442.2 $450.7 $505.4 $485.0 (1) During the third quarter of 2016, the Company reclassified certain gross receipts taxes from its provision for income taxes to selling, general and administrative expenses. This revision impacts both segments' Adjusted Operating Income and Margin and was made for all periods presented, as shown above. These adjustments had no impact on reported net income or EPS. (2) Other special charges as disclosed by the Company in its quarterly earnings releases

18 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Adjusted Operating Income 2016 2015 2016 2015 Operating Income 324.0$ 308.1$ 989.0$ 760.3$ Acquisition-related costs 7.7 1.4 15.1 118.0 Restructuring and other special charges 22.8 26.3 48.6 59.9 Consulting fees and executive transition expenses 3.4 3.5 7.9 15.2 Wind-down of minimum volume contract operations 1.3 - 4.0 - LaunchPad system implementation costs 3.7 - 7.1 - Amortization of intangibles and other assets 41.1 44.9 130.7 120.6 Adjusted operating income 404.0$ 384.2$ 1,202.4$ 1,074.0$ Adjusted EPS Diluted earnings per common share 1.71$ 1.50$ 5.25$ 3.29$ Restructuring and special items 0.27 0.27 0.56 1.83 Amortization expense 0.27 0.30 0.86 0.82 Adjusted EPS 2.25$ 2.07$ 6.67$ 5.94$ Three Months Ended September 30, Nine Months Ended September 30, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data)

19 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Free Cash Flow: 2016 2015 2016 2015 Net cash provided by operating activities 249.9$ 288.0$ 727.0$ 597.8$ Less: Capital expenditures (66.2) (67.8) (204.6) (170.7) Free cash flow 183.7$ 220.2$ 522.4$ 427.1$ Free Cash Flow, Excluding Acquisition Related Charges: et cash provided by operating activities 249.9$ 288.0$ 727.0$ 597.8$ Add back: Acquisition related charges - - - 153.5 Net cash provided by operating activities, excluding acquisition related charges 249.9$ 288.0$ 727.0$ 751.3$ Less: Capital expenditures (66.2) (67.8) (204.6) (170.7) Free cash flow, excluding acquisition related charges 183.7$ 220.2$ 522.4$ 580.6$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended September 30, Nine Months Ended September 30,

20 1) During the third quarter of 2016, the Company recorded net restructuring and special items of $22.8 million. The charges included $14.1 million in severance and other personnel costs along with $9.1 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.2 million in unused facility-related costs and $0.2 million in unused personnel costs. The Company incurred $5.9 million in fees and expenses associated with acquisitions completed during the quarter and incurred additional legal and other costs of $1.3 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $1.4 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $0.5 million in short-term equity retention arrangements relating to the acquisition of Covance and $3.4 million of accelerated equity and other final compensation relating to executive transition announced during the third quarter and incurred $3.7 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). The Company also incurred $5.6 million of interest expense relating to the early retirement of subsidiary indebtedness acquired as part of its recent acquisition of Sequenom. The after tax impact of these charges decreased net earnings for the quarter ended September 30, 2016, by $28.5 million and diluted earnings per share by $0.27 ($28.5 million divided by 104.9 million shares). During the first two quarters of 2016, the Company recorded net restructuring and other special charges of $25.8 million. The charges included $9.0 million in severance and other personnel costs along with $21.6 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $2.2 million in unused facility-related costs and $2.6 million in unused severance reserves. The Company incurred $1.5 million in fees and expenses associated with completed acquisitions and incurred additional legal and other costs of $2.7 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $3.0 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $1.8 million in short-term equity retention arrangements relating to the acquisition of Covance and $4.1 million of accelerated equity compensation relating to the announced retirement of a Company executive and incurred $4.8 million of non-capitalized costs associated with the implementation of a major system as part of its LaunchPad business process improvement initiative (all recorded in selling, general and administrative expenses). In conjunction with certain international legal entity tax structuring, the Company recorded a one-time tax liability of $1.1 million. The after tax impact of these charges decreased net earnings for the nine months ended September 30, 2016, by $58.1 million and diluted earnings per share by $0.56 ($58.1 million divided by 104.2 million shares). 2) During the third quarter of 2015, the Company recorded net restructuring and special items of $26.3 million. The charges included $24.4 million in severance and other personnel costs along with $2.2 million in facility-related costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.3 million in unused facility-related costs. The Company also recorded $3.5 million in consulting expenses relating to fees incurred as part of its Covance integration costs, along with $1.4 million in short-term equity retention arrangements relating to the acquisition of Covance (all recorded in selling, general and administrative expenses). In addition, the Company recorded a non-cash loss of $2.3 million, upon the dissolution of one of its equity investments (recorded in other, net in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the quarter ended September 30, 2015, by $27.7 million and diluted earnings per share by $0.27 ($27.7 million divided by 102.9 million shares). RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES

21 During the first two quarters of 2015, the Company recorded net restructuring and other special charges of $33.5 million. The charges included $9.5 million in severance and other personnel costs along with $9.8 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.6 million in unused facility-related costs. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $11.6 million of consulting expenses relating to fees incurred as part of its LaunchPad business process improvement initiative as well as Covance integration costs. In addition, the Company also expensed $2.9 million in short-term equity retention arrangements relating to the acquisition of Covance. During the first quarter of 2015, the Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the nine months ended September 30, 2015, by $182.5 million and diluted earnings per share by $1.83 ($182.5 million divided by 99.7 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS excluding amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended September 30, 2016 and 2015, intangible amortization was $41.1 million and $44.9 million, respectively ($28.4 million and $31.3 million net of tax, respectively) and decreased EPS by $0.27 ($28.4 million divided by 104.9 million shares) and $0.30 ($30.8 million divided by 102.9 million shares), respectively. For the nine months ended September 30, 2016 and 2015, intangible amortization was $130.7 million and $120.6 million, respectively ($89.4 million and $81.9 million net of tax, respectively) and decreased EPS by $0.86 ($89.4 million divided by 104.2 million shares) and $0.82 ($81.9 million divided by 99.7 million shares), respectively. 4) During the first quarter of 2015, the Company's operating cash flows were reduced due to payment of $153.5 million in acquisition-related charges. These payments were comprised of $75.5 million in legal and advisor fees, $40.6 million in accelerated Covance employee equity awards, and $37.4 million in make-whole payments triggered by calling Covance private placement notes outstanding at the time of the transaction. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - FOOTNOTES